UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2024

Aris Water Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40955	87-1022110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9651 Katy Freeway, Suite 400

Houston, Texas 77024

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(832) 304-7003

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value per share	ARIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Aris Water Solutions, Inc. (the “Company”) previously approved, subject to stockholder approval, an Amendment (the “Plan Amendment”) to the Aris Water Solutions, Inc. 2021 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock available for issuance thereunder by 5,750,000 shares of the Company’s Class A common stock. As further described below under Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders approved the Plan Amendment at the Company’s 2024 Annual Meeting of Stockholders that was held on May 9, 2024 (the “Annual Meeting”). The Plan Amendment became effective as of May 9, 2024. The additional shares of the Company’s Class A common stock authorized to be issued under the Plan pursuant to the Plan Amendment will be registered pursuant to a Registration Statement on Form S-8.

The Plan Amendment is described in more detail in the section titled “Proposal Two — Amend the Aris Water Solutions, Inc. 2021 Equity Incentive Plan” in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on March 28, 2024 (the “Proxy Statement”), and such description is incorporated herein by reference.

The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders were asked to (i) elect three Class III Directors to serve on the Board until the Company’s 2027 Annual Meeting of Stockholders, (ii) approve the Plan Amendment, and (iii) ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Each of these items is more fully described in the Proxy Statement. The results of the matters voted upon at the Annual Meeting are set forth below:

Proposal No. 1 - Election of Directors: The Company’s stockholders elected the three individuals listed below to serve as Class III Directors of the Company until the Company’s 2027 Annual Meeting of Stockholders. The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Andrew O’Brien	45,486,075	5,490,660	2,930,819
Donald C. Templin	44,958,082	6,018,653	2,930,819
M. Max Yzaguirre	40,984,767	9,991,968	2,930,819

Proposal No. 2 – Amendment to the Aris Water Solutions, Inc. 2021 Equity Incentive Plan: The Company’s stockholders approved the Plan Amendment. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
39,313,578	11,631,740	31,417	2,930,819

Proposal No. 3 - Ratification of the Appointment of BDO USA, P.C.: The Company’s stockholders ratified the appointment of BDO USA, P.C. to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The voting results were as follows:

For	Against	Abstain
53,652,283	232,197	23,074

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment to Aris Water Solutions, Inc. 2021 Equity Incentive Plan.

104	Cover Page Interactive Data File (formatted in Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2024

ARIS WATER SOLUTIONS, INC.

By:	/s/ Robert W. Hunt Jr.
Name: Robert W. Hunt Jr.
Title: Chief Legal Officer and Corporate Secretary